Exhibit 99.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Quarterly Financial Results

Second Quarter 2003

Page
Highlights	2	Current Quarter Financial Highlights
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	3	Five Quarter Financial Highlights

	4	Year to Date Financial Highlights

Income Statement	5	Current Quarter Consolidated Statement of Income
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	6	Five Quarter Consolidated Statements of Income

	7	Year to Date Consolidated Statements of Income

	8	Current Quarter Operating Segment Statement of Income
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	9	Five Quarter Operating Segment Statements of Income

	10	Year to Date Operating Segment Statements of Income

Balance Sheet	11	Current Quarter Average Balance Sheet
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	12	Five Quarter Average Balance Sheets

	13	Year to Date Average Balance Sheets

	14	Current Quarter End of Period Balance Sheet
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	15	Five Quarter End of Period Balance Sheets

	16	Year to Date Rollforward of Stockholders’ Equity

Asset Quality	17	Current Quarter Asset Quality Analysis
– Second Quarter 2003 vs First Quarter 2003
– Second Quarter 2003 vs Second Quarter 2002

	18	Five Quarter Asset Quality Analysis

	19	Year to Date Asset Quality Analysis

Net Interest Margin	20	Five Quarter Average Balance Sheets and Net Interest Income Analysis

	21	Year to Date Average Balance Sheets and Net Interest Income Analysis

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended			% Change Fav/(Unfav)	Three Months Ended			% Change Fav/(Unfav)
	6/30/2003		3/31/2003		6/30/2003		6/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$312,798		293,671	6.5	312,798		285,892	9.4

Net income	$71,507		64,090	11.6	71,507		80,868	(11.6)
First Mercantile litigation, net of tax	677		12,775	(94.7)	677		—	—
Employment contract terminations, net of tax	9,170		—	—	9,170		—	—

Operating earnings	81,354		76,865	5.8	81,354		80,868.6
Amortization of core deposit, net of tax	9,561		9,933	(3.7)	9,561		11,052	(13.5)

Operating cash earnings	$90,915		86,798	4.7	90,915		91,920	(1.1)

Average basic shares outstanding	204,628,675		205,270,721		204,628,675		206,368,053
Average diluted shares outstanding	205,700,819		206,755,698		205,700,819		208,978,097

Basic EPS	$.35		.31	12.9	.35		.39	(10.3)
Diluted EPS	.35		.31	12.9	.35		.39	(10.3)
Basic EPS—Operating	.40		.37	8.1	.40		.39	2.6
Diluted EPS—Operating	.40		.37	8.1	.40		.39	2.6
Basic EPS—Operating Cash	.44		.42	4.8	.44		.45	(2.2)
Diluted EPS—Operating Cash	.44		.42	4.8	.44		.44	—

Key Performance Ratios
Net interest margin	3.86%		3.98		3.86		4.33
Efficiency ratio	61.39		64.45		61.39		54.25
Operating cash efficiency ratio	50.12		50.69		50.12		46.47
Banking operating cash efficiency ratio	45.98		47.08		45.98		42.74
Return on average assets	1.29		1.22		1.29		1.60
Return on average equity	10.61		9.64		10.61		12.82
Cash return on average tangible assets	1.75		1.76		1.75		1.95
Cash return on average tangible equity	25.90		25.33		25.90		31.28

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.33		1.30		1.30
Net loans charged-off (annualized) to average loans	.28		.24		.28		.24
Nonperforming assets to loans plus foreclosed real
estate and other repossessed assets	.51		.55		.51		.53
Loan loss allowance to net charge-offs (annualized)	4.69	x	5.23		4.69		5.53
Loan loss allowance to nonperforming loans	4.94		4.96		4.94		5.30

Selected Average Balances
Assets	$22,173,395		21,292,442	4.1	22,173,395		20,233,304	9.6
Loans	12,614,546		12,789,028	(1.4)	12,614,546		12,335,537	2.3
Core deposits	13,056,980		12,734,843	2.5	13,056,980		12,405,823	5.2
Stockholders' equity	2,702,937		2,695,846.3		2,702,937		2,529,919	6.8

Selected Period End Balances
Assets	$22,679,991		21,721,985	4.4	22,679,991		20,812,168	9.0
Loans	12,909,893		12,288,866	5.1	12,909,893		12,470,030	3.5
Core deposits	13,382,416		13,121,371	2.0	13,382,416		12,487,536	7.2
Stockholders' equity	2,720,435		2,696,014.9		2,720,435		2,596,386	4.8
Shares outstanding	204,384,778		205,009,566		204,384,778		206,417,264
Number of banking offices	482		483		482		466
Number of ATMs	556		559		556		554
Number of full-time equivalent employees (FTE)	5,582		5,564		5,582		5,469

Capital Ratios
Period-end tangible equity to period-end tangible assets	6.70%		6.85		6.70		6.44
Risk-based capital ratios:
Tier 1 capital	11.23	E	10.50		11.23	E	10.49
Total capital	12.38	E	11.57		12.38	E	11.69
Leverage ratio	7.81	E	8.01		7.81	E	7.76

E—Estimated

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	6/30/2003		3/31/2003	12/31/2002	9/30/2002	6/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$312,798		293,671	300,137	296,670	285,892

Net income	$71,507		64,090	84,866	82,977	80,868
First Mercantile litigation, net of tax	677		12,775	—	—	—
Employment contract terminations, net of tax	9,170		—	—	—	—

Operating earnings	81,354		76,865	84,866	82,977	80,868
Amortization of core deposit, net of tax	9,561		9,933	10,306	10,679	11,052

Operating cash earnings	$90,915		86,798	95,172	93,656	91,920

Average Basic Shares Outstanding	204,628,675		205,270,721	205,360,814	206,258,720	206,368,053
Average Diluted Shares Outstanding	205,700,819		206,755,698	206,994,530	208,328,301	208,978,097
Basic EPS	$.35		.31	.41	.40	.39
Diluted EPS	.35		.31	.41	.40	.39
Basic EPS—Operating	.40		.37	.41	.40	.39
Diluted EPS—Operating	.40		.37	.41	.40	.39
Basic EPS—Operating Cash	.44		.42	.46	.45	.45
Diluted EPS—Operating Cash	.44		.42	.46	.45	.44

Key Performance Ratios
Net interest margin	3.86%		3.98	4.20	4.27	4.33
Efficiency ratio	61.39		64.45	55.25	54.16	54.25
Operating cash efficiency ratio	50.12		50.69	48.34	46.90	46.47
Banking operating cash efficiency ratio	45.98		47.08	43.79	42.73	42.74
Return on average assets	1.29		1.22	1.60	1.59	1.60
Return on average equity	10.61		9.64	12.70	12.63	12.82
Cash return on average tangible assets	1.75		1.76	1.92	1.92	1.95
Cash return on average tangible equity	25.90		25.33	28.37	29.22	31.28

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.33	1.26	1.28	1.30
Net loans charged-off (annualized) to average loans	.28		.24	.22	.29	.24
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.51		.55	.51	.50	.53
Loan loss allowance to net charge-offs (annualized)	4.69 x		5.23	5.78	4.44	5.53
Loan loss allowance to nonperforming loans	4.94		4.96	5.30	5.51	5.30

Selected Average Balances
Assets	$22,173,395		21,292,442	20,981,013	20,639,674	20,233,304
Loans	12,614,546		12,789,028	12,803,821	12,600,075	12,335,537
Core deposits	13,056,980		12,734,843	12,586,572	12,358,788	12,405,823
Stockholders’ equity	2,702,937		2,695,846	2,650,155	2,606,497	2,529,919

Selected Period End Balances
Assets	$22,679,991		21,721,985	21,472,116	20,943,731	20,812,168
Loans	12,909,893		12,288,866	12,923,940	12,740,563	12,470,030
Core deposits	13,382,416		13,121,371	12,771,186	12,566,599	12,487,536
Stockholders’ equity	2,720,435		2,696,014	2,682,432	2,639,513	2,596,386
Shares outstanding	204,384,778		205,009,566	205,408,183	205,767,938	206,417,264
Number of banking offices	482		483	479	472	466
Number of ATMs	556		559	554	550	554
Number of full-time equivalent employees (FTE)	5,582		5,564	5,548	5,402	5,469

Capital Ratios
Period-end tangible equity to period-end tangible assets	6.70%		6.85	6.79	6.69	6.44
Risk-based capital ratios:
Tier 1 capital	11.23	E	10.50	10.87	10.55	10.49
Total capital	12.38	E	11.57	12.00	11.74	11.69
Leverage ratio	7.81	E	8.01	7.91	7.85	7.76

E—Estimated

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Financial Highlights

(In Thousands Except Share and Per Share Data)

	Six Months Ended			$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	6/30/2003		6/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$606,469		557,246	49,223	8.8

Net income	$135,597		155,767	(20,170)	(12.9)
Conversion/merger expenses, net of tax	—		3,211	(3,211)	(100.0)
First Mercantile litigation, net of tax	13,452		—	13,452	—
Employment contract terminations, net of tax	9,170		—	9,170	—

Operating earnings	158,219		158,978	(759)	(.5)
Amortization of core deposit, net of tax	19,494		21,672	(2,178)	(10.0)

Operating cash earnings	$177,713		180,650	(2,937)	(1.6)

Average Basic Shares Outstanding	204,947,925		206,058,688
Average Diluted Shares Outstanding	206,225,344		208,634,557
Basic EPS	$.66		.76	(.10)	(13.2)
Diluted EPS	.66		.75	(.09)	(12.0)
Basic EPS—Operating	.77		.77	.00	—
Diluted EPS—Operating	.77		.76	.01	1.3
Basic EPS—Operating Cash	.87		.88	(.01)	(1.1)
Diluted EPS—Operating Cash	.86		.87	(.01)	(1.1)

Key Performance Ratios
Net interest margin	3.92%		4.36
Efficiency ratio	62.87		55.25
Operating cash efficiency ratio	50.39		46.50
Banking operating cash efficiency ratio	46.52		42.55
Return on average assets	1.26		1.58
Return on average equity	10.13		12.52
Cash return on average tangible assets	1.75		1.96
Cash return on average tangible equity	25.62		30.55

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.30
Net loans charged-off to average loans	.26		.25
Loan loss allowance to net charge-offs	5.00	x	5.30

Selected Average Balances
Assets	$21,735,352		19,892,485	1,842,867	9.3
Loans	12,701,305		12,222,822	478,483	3.9
Core deposits	12,896,801		12,071,386	825,415	6.8
Stockholders’ equity	2,699,411		2,508,867	190,544	7.6

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	6/30/2003	3/31/2003		6/30/2003	6/30/2002
Income Statement
Loan income (TE)	$190,239	199,861	(4.8)	190,239	218,856	(13.1)
Securities income (TE)	81,215	70,263	15.6	81,215	73,168	11.0
Other interest income (TE)	357	192	85.9	357	270	32.2

Total interest income (TE)	271,811	270,316.6		271,811	292,294	(7.0)

Savings/NOW and money market expense	11,006	11,957	8.0	11,006	18,527	40.6
Jumbo and brokered CD expense	7,378	7,189	(2.6)	7,378	8,290	11.0
Consumer time deposit expense	36,800	38,142	3.5	36,800	45,046	18.3

Interest expense on deposits	55,184	57,288	3.7	55,184	71,863	23.2
Short-term borrowed funds expense	4,698	4,368	(7.6)	4,698	4,461	(5.3)
FHLB advances expense	21,397	22,118	3.3	21,397	22,626	5.4
Trust preferred securities and long-term debt expense	2,133	2,160	1.3	2,133	2,474	13.8

Total interest expense	83,412	85,934	2.9	83,412	101,424	17.8

Net interest income (TE)	188,399	184,382	2.2	188,399	190,870	(1.3)
Taxable equivalent adjustment	7,218	6,940	(4.0)	7,218	7,628	5.4

Net interest income	181,181	177,442	2.1	181,181	183,242	(1.1)
Provision for loan losses	13,376	7,684	(74.1)	13,376	8,713	(53.5)

Net interest income after provision	167,805	169,758	(1.2)	167,805	174,529	(3.9)

Service charges on deposits	43,500	41,250	5.5	43,500	40,301	7.9
Other service charges and fees	9,721	9,341	4.1	9,721	9,696.3
Broker/dealer revenue	28,152	21,081	33.5	28,152	17,650	59.5
Asset management	13,356	12,382	7.9	13,356	13,488	(1.0)
Mortgage banking income	17,092	13,880	23.1	17,092	2,972	475.1
Equity earnings from First Market Bank	1,071	926	15.7	1,071	773	38.6
Other	9,047	7,965	13.6	9,047	8,448	7.1
Investment securities gains, net	2,460	2,464	(.2)	2,460	1,694	45.2

Total noninterest income	124,399	109,289	13.8	124,399	95,022	30.9

Personnel	83,117	81,679	(1.8)	83,117	68,373	(21.6)
Occupancy	13,292	12,904	(3.0)	13,292	12,209	(8.9)
Equipment	7,992	7,405	(7.9)	7,992	6,800	(17.5)
Core deposit amortization	15,673	16,284	3.8	15,673	18,118	13.5
Other	52,362	46,872	(11.7)	52,362	45,462	(15.2)
First Mercantile litigation	1,041	19,654	94.7	1,041	—	—
Employment contract terminations	14,108	—	—	14,108	—	—

Total noninterest expense	187,585	184,798	(1.5)	187,585	150,962	(24.3)

Income before income taxes	104,619	94,249	11.0	104,619	118,589	(11.8)
Income taxes	33,112	30,159	(9.8)	33,112	37,721	12.2

Net income	71,507	64,090	11.6	71,507	80,868	(11.6)
First Mercantile litigation, net of tax	677	12,775	(94.7)	677	—	—
Employment contract terminations, net of tax	9,170	—	—	9,170	—	—

Operating earnings	81,354	76,865	5.8	81,354	80,868.6
Amortization of core deposit, net of tax	9,561	9,933	(3.7)	9,561	11,052	(13.5)

Operating cash earnings	$90,915	86,798	4.7	90,915	91,920	(1.1)

Average Common Shares Outstanding
Basic	204,628,675	205,270,721		204,628,675	206,368,053
Diluted	205,700,819	206,755,698		205,700,819	208,978,097

Earnings and Dividends Per Share
Basic	$.35	.31	12.9	.35	.39	(10.3)
Diluted	.35	.31	12.9	.35	.39	(10.3)
Basic operating	.40	.37	8.1	.40	.39	2.6
Diluted operating	.40	.37	8.1	.40	.39	2.6
Basic operating cash	.44	.42	4.8	.44	.45	(2.2)
Diluted operating cash	.44	.42	4.8	.44	.44	—

Cash dividends	.17	.17	—	.17	.15	13.3

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Income Statement
Loan income (TE)	$190,239	199,861	214,799	217,482	218,856
Securities income (TE)	81,215	70,263	71,601	73,283	73,168
Other interest income (TE)	357	192	199	217	270

Total interest income (TE)	271,811	270,316	286,599	290,982	292,294

Savings/NOW and money market expense	11,006	11,957	14,036	15,605	18,527
Jumbo and brokered CD expense	7,378	7,189	8,281	8,611	8,290
Consumer time deposit expense	36,800	38,142	40,878	41,651	45,046

Interest expense on deposits	55,184	57,288	63,195	65,867	71,863
Short-term borrowed funds expense	4,698	4,368	4,463	5,393	4,461
FHLB advances expense	21,397	22,118	23,667	24,010	22,626
Trust preferred securities and long-term debt expense	2,133	2,160	2,458	2,410	2,474

Total interest expense	83,412	85,934	93,783	97,680	101,424

Net interest income (TE)	188,399	184,382	192,816	193,302	190,870
Taxable equivalent adjustment	7,218	6,940	6,993	7,442	7,628

Net interest income	181,181	177,442	185,823	185,860	183,242
Provision for loan losses	13,376	7,684	7,127	10,990	8,713

Net interest income after provision	167,805	169,758	178,696	174,870	174,529

Service charges on deposits	43,500	41,250	43,884	41,391	40,301
Other service charges and fees	9,721	9,341	9,736	9,971	9,696
Broker/dealer revenue	28,152	21,081	22,982	19,600	17,650
Asset management	13,356	12,382	11,743	12,785	13,488
Mortgage banking income	17,092	13,880	6,896	5,350	2,972
Equity earnings from First Market Bank	1,071	926	1,084	1,074	773
Other	9,047	7,965	8,968	8,137	8,448
Investment securities gains, net	2,460	2,464	2,028	5,060	1,694

Total noninterest income	124,399	109,289	107,321	103,368	95,022

Personnel	83,117	81,679	75,630	71,149	68,373
Occupancy	13,292	12,904	12,866	12,434	12,209
Equipment	7,992	7,405	7,707	7,454	6,800
Core deposit amortization	15,673	16,284	16,895	17,507	18,118
Other	52,362	46,872	48,873	48,114	45,462
First Mercantile litigation	1,041	19,654	—	—	—
Employment contract terminations	14,108	—	—	—	—

Total noninterest expense	187,585	184,798	161,971	156,658	150,962

Income before income taxes	104,619	94,249	124,046	121,580	118,589
Income taxes	33,112	30,159	39,180	38,603	37,721

Net income	71,507	64,090	84,866	82,977	80,868
First Mercantile litigation, net of tax	677	12,775	—	—	—
Employment contract terminations, net of tax	9,170	—	—	—	—

Operating earnings	81,354	76,865	84,866	82,977	80,868
Amortization of core deposit, net of tax	9,561	9,933	10,306	10,679	11,052

Operating cash earnings	$90,915	86,798	95,172	93,656	91,920

Average Common Shares Outstanding
Basic	204,628,675	205,270,721	205,360,814	206,258,720	206,368,053
Diluted	205,700,819	206,755,698	206,994,530	208,328,301	208,978,097

Earnings and Dividends Per Share
Basic	$.35	.31	.41	.40	.39
Diluted	.35	.31	.41	.40	.39
Basic operating	.40	.37	.41	.40	.39
Diluted operating	.40	.37	.41	.40	.39
Basic operating cash	.44	.42	.46	.45	.45
Diluted operating cash	.44	.42	.46	.45	.44

Cash dividends	.17	.17	.17	.17	.15

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Six Months Ended		$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	6/30/2003	6/30/2002
Income Statement
Loan income (TE)	$390,100	439,677	(49,577)	(11.3)
Securities income (TE)	151,478	142,111	9,367	6.6
Other interest income (TE)	549	587	(38)	(6.5)

Total interest income (TE)	542,127	582,375	(40,248)	(6.9)

Savings/NOW and money market expense	22,963	35,929	12,966	36.1
Jumbo and brokered CD expense	14,567	17,108	2,541	14.9
Consumer time deposit expense	74,942	93,660	18,718	20.0

Interest expense on deposits	112,472	146,697	34,225	23.3
Short-term borrowed funds expense	9,066	7,961	(1,105)	(13.9)
FHLB advances expense	43,515	45,815	2,300	5.0
Trust preferred securities and long-term debt expense	4,293	4,955	662	13.4

Total interest expense	169,346	205,428	36,082	17.6

Net interest income (TE)	372,781	376,947	(4,166)	(1.1)
Taxable equivalent adjustment	14,158	15,024	(866)	(5.8)

Net interest income	358,623	361,923	(3,300)	(.9)
Provision for loan losses	21,060	14,227	(6,833)	(48.0)

Net interest income after provision	337,563	347,696	(10,133)	(2.9)

Service charges on deposits	84,750	74,127	10,623	14.3
Other service charges and fees	19,062	18,674	388	2.1
Broker/dealer revenue	49,233	33,063	16,170	48.9
Asset management	25,738	26,388	(650)	(2.5)
Mortgage banking income	30,972	6,248	24,724	395.7
Equity earnings from First Market Bank	1,997	1,289	708	54.9
Other	17,012	16,096	916	5.7
Investment securities gains, net	4,924	4,414	510	11.6

Total noninterest income	233,688	180,299	53,389	29.6

Personnel	164,796	137,251	(27,545)	(20.1)
Occupancy	26,196	23,186	(3,010)	(13.0)
Equipment	15,397	13,027	(2,370)	(18.2)
Core deposit amortization	31,957	35,528	3,571	10.1
Other	99,234	85,667	(13,567)	(15.8)
First Mercantile litigation	20,695	—	(20,695)	—
Employment contract terminations	14,108	—	(14,108)	—
Conversion/merger expenses	—	4,940	4,940	100.0

Total noninterest expense	372,383	299,599	(72,784)	(24.3)

Income before income taxes	198,868	228,396	(29,528)	(12.9)
Income taxes	63,271	72,629	9,358	12.9

Net income	135,597	155,767	(20,170)	(12.9)
Conversion/merger expenses, net of tax	—	3,211	(3,211)	(100.0)
First Mercantile litigation, net of tax	13,452	—	13,452	—
Employment contract terminations, net of tax	9,170	—	9,170	—

Operating earnings	158,219	158,978	(759)	(.5)
Amortization of core deposit, net of tax	19,494	21,672	(2,178)	(10.0)

Operating cash earnings	$177,713	180,650	(2,937)	(1.6)

Average Common Shares Outstanding
Basic	204,947,925	206,058,688
Diluted	206,225,344	208,634,557

Earnings and Dividends Per Share
Basic	$.66	.76	(.10)	(13.2)
Diluted	.66	.75	(.09)	(12.0)
Basic operating	.77	.77	.00	—
Diluted operating	.77	.76	.01	1.3
Basic operating cash	.87	.88	(.01)	(1.1)
Diluted operating cash	.86	.87	(.01)	(1.1)

Cash dividends	.34	.30	.04	13.3

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Operating Segment Statement of Income

(In Thousands)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	6/30/03	3/31/03		6/30/03	6/30/02
Traditional Banking
Net interest income (TE)	$183,113	179,167	2.2	183,113	186,096	(1.6)
Provision for loan losses	(13,376)	(7,684)	(74.1)	(13,376)	(8,713)	(53.5)
Noninterest income	71,294	65,682	8.5	71,294	55,459	28.6
Intangibles amortization	(15,673)	(16,284)	3.8	(15,673)	(18,118)	13.5
First Mercantile litigation	—	—	—	—	—	—
Employment contract terminations	(14,108)	—	—	(14,108)	—	—
Cash operating expense	(116,980)	(115,279)	(1.5)	(116,980)	(103,237)	(13.3)

Income before income taxes (TE)	94,270	105,602	(10.7)	94,270	111,487	(15.4)
Income taxes	33,479	38,820	13.8	33,479	39,605	15.5

Net income	60,791	66,782	(9.0)	60,791	71,882	(15.4)
First Mercantile litigation, net of tax	—	—	—	—	—	—
Employment contract terminations, net of tax	9,170	—	—	9,170	—	—

Operating earnings	69,961	66,782	4.8	69,961	71,882	(2.7)
Amortization of core deposit, net of tax	9,561	9,933	(3.7)	9,561	11,052	(13.5)

Operating cash earnings	$79,522	76,715	3.7	79,522	82,934	(4.1)

Financial Enterprises
Net interest income (TE)	$5,286	5,215	1.4	5,286	4,774	10.7
Provision for loan losses	—	—	—	—	—	—
Noninterest income	54,215	44,757	21.1	54,215	41,972	29.2
Intangibles amortization	—	—	—	—	—	—
First Mercantile litigation	(1,041)	(19,654)	94.7	(1,041)	—	(100.0)
Employment contract terminations	—	—	—	—	—	—
Cash operating expense	(40,893)	(34,731)	(17.7)	(40,893)	(32,016)	(27.7)

Income before income taxes (TE)	17,567	(4,413)	(498.1)	17,567	14,730	19.3
Income taxes	6,851	(1,721)	498.1	6,851	5,744	(19.3)

Net income	10,716	(2,692)	(498.1)	10,716	8,986	19.3
First Mercantile litigation, net of tax	677	12,775	94.7	677	—	100.0
Employment contract terminations, net of tax	—	—	—	—	—	—

Operating earnings	11,393	10,083	13.0	11,393	8,986	26.8
Amortization of core deposit, net of tax	—	—	—	—	—	—

Operating cash earnings	$11,393	10,083	13.0	11,393	8,986	26.8

Fully Consolidated
Net interest income (TE)	$188,399	184,382	2.2	188,399	190,870	(1.3)
Provision for loan losses	(13,376)	(7,684)	(74.1)	(13,376)	(8,713)	(53.5)
Noninterest income	124,399	109,289	13.8	124,399	95,022	30.9
Intangibles amortization	(15,673)	(16,284)	3.8	(15,673)	(18,118)	13.5
First Mercantile litigation	(1,041)	(19,654)	94.7	(1,041)	—	(100.0)
Employment contract terminations	(14,108)	—	(100.0)	(14,108)	—	(100.0)
Cash operating expense	(156,763)	(148,860)	(5.3)	(156,763)	(132,844)	(18.0)

Income before income taxes (TE)	111,837	101,189	10.5	111,837	126,217	(11.4)
Income taxes	40,330	37,099	(8.7)	40,330	45,349	11.1

Net income	71,507	64,090	11.6	71,507	80,868	(11.6)
First Mercantile litigation, net of tax	677	12,775	94.7	677	—	100.0
Employment contract terminations, net of tax	9,170	—	100.0	9,170	—	100.0

Operating earnings	81,354	76,865	5.8	81,354	80,868.6
Amortization of core deposit, net of tax	9,561	9,933	(3.7)	9,561	11,052	(13.5)

Operating cash earnings	$90,915	86,798	4.7	90,915	91,920	(1.1)

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Operating Segment Statements of Income

(In Thousands)

	Three Months Ended
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Traditional Banking
Net interest income (TE)	$183,113	179,167	186,708	187,947	186,096
Provision for loan losses	(13,376)	(7,684)	(7,127)	(10,990)	(8,713)
Noninterest income	71,294	65,682	64,560	62,299	55,459
Intangibles amortization	(15,673)	(16,284)	(16,895)	(17,507)	(18,118)
First Mercantile litigation	—	—	—	—	—
Employment contract terminations	(14,108)	—	—	—	—
Cash operating expense	(116,980)	(115,279)	(110,040)	(106,918)	(103,237)

Income before income taxes (TE)	94,270	105,602	117,206	114,831	111,487
Income taxes	33,479	38,820	40,778	40,510	39,605

Net income	60,791	66,782	76,428	74,321	71,882
First Mercantile litigation, net of tax	—	—	—	—	—
Employment contract terminations, net of tax	9,170	—	—	—	—

Operating earnings	69,961	66,782	76,428	74,321	71,882
Amortization of core deposit, net of tax	9,561	9,933	10,306	10,679	11,052

Operating cash earnings	$79,522	76,715	86,734	85,000	82,934

Financial Enterprises
Net interest income (TE)	$5,286	5,215	6,108	5,355	4,774
Provision for loan losses	—	—	—	—	—
Noninterest income	54,215	44,757	44,367	42,835	41,972
Intangibles amortization	—	—	—	—	—
First Mercantile litigation	(1,041)	(19,654)	—	—	—
Employment contract terminations	—	—	—	—	—
Cash operating expense	(40,893)	(34,731)	(36,642)	(33,999)	(32,016)

Income before income taxes (TE)	17,567	(4,413)	13,833	14,191	14,730
Income taxes	6,851	(1,721)	5,395	5,535	5,744

Net income	10,716	(2,692)	8,438	8,656	8,986
First Mercantile litigation, net of tax	677	12,775	—	—	—
Employment contract terminations, net of tax	—	—	—	—	—

Operating earnings	11,393	10,083	8,438	8,656	8,986
Amortization of core deposit, net of tax	—	—	—	—	—

Operating cash earnings	$11,393	10,083	8,438	8,656	8,986

Fully Consolidated
Net interest income (TE)	$188,399	184,382	192,816	193,302	190,870
Provision for loan losses	(13,376)	(7,684)	(7,127)	(10,990)	(8,713)
Noninterest income	124,399	109,289	107,321	103,368	95,022
Intangibles amortization	(15,673)	(16,284)	(16,895)	(17,507)	(18,118)
First Mercantile litigation	(1,041)	(19,654)	—	—	—
Employment contract terminations	(14,108)	—	—	—	—
Cash operating expense	(156,763)	(148,860)	(145,076)	(139,151)	(132,844)

Income before income taxes (TE)	111,837	101,189	131,039	129,022	126,217
Income taxes	40,330	37,099	46,173	46,045	45,349

Net income	71,507	64,090	84,866	82,977	80,868
First Mercantile litigation, net of tax	677	12,775	—	—	—
Employment contract terminations, net of tax	9,170	—	—	—	—

Operating earnings	81,354	76,865	84,866	82,977	80,868
Amortization of core deposit, net of tax	9,561	9,933	10,306	10,679	11,052

Operating cash earnings	$90,915	86,798	95,172	93,656	91,920

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Operating Segment Statements of Income

(In Thousands)

	Six Months Ended		$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	6/30/2003	6/30/2002
Traditional Banking
Net interest income (TE)	$362,280	367,719	(5,439)	(1.5)
Provision for loan losses	(21,060)	(14,227)	(6,833)	(48.0)
Noninterest income	136,976	103,552	33,424	32.3
Intangibles amortization	(31,957)	(35,528)	3,571	10.1
First Mercantile litigation	—	—	—	—
Employment contract terminations	(14,108)	—	(14,108)	—
Conversion/merger expenses	—	(4,940)	4,940	100.0
Cash operating expense	(232,259)	(200,534)	(31,725)	(15.8)

Income before income taxes (TE)	199,872	216,042	(16,170)	(7.5)
Income taxes	72,299	76,976	4,677	6.1

Net income	127,573	139,066	(11,493)	(8.3)
Conversion/merger expenses, net of tax	—	3,211	(3,211)	(100.0)
First Mercantile litigation, net of tax	—	—	—	—
Employment contract terminations, net of tax	9,170	—	9,170	—

Operating earnings	136,743	142,277	(5,534)	(3.9)
Amortization of core deposit, net of tax	19,494	21,672	(2,178)	(10.0)

Operating cash earnings	$156,237	163,949	(7,712)	(4.7)

Financial Enterprises
Net interest income (TE)	$10,501	9,228	1,273	13.8
Provision for loan losses	—	—	—	—
Noninterest income	98,972	80,308	18,664	23.2
Intangibles amortization	—	—	—	—
First Mercantile litigation	(20,695)	—	(20,695)	(100.0)
Employment contract terminations	—	—
Conversion/merger expenses	—	—	—	—
Cash operating expense	(75,624)	(62,158)	(13,466)	(21.7)

Income before income taxes (TE)	13,154	27,378	(14,224)	(52.0)
Income taxes	5,130	10,677	5,547	52.0

Net income	8,024	16,701	(8,677)	(52.0)
Conversion/merger expenses, net of tax	—	—	—	—
First Mercantile litigation, net of tax	13,452	—	13,452	100.0
Employment contract terminations, net of tax	—	—	—	—

Operating earnings	21,476	16,701	4,775	28.6
Amortization of core deposit, net of tax	—	—	—	—

Operating cash earnings	$21,476	16,701	4,775	28.6

Fully Consolidated
Net interest income (TE)	$372,781	376,947	(4,166)	(1.1)
Provision for loan losses	(21,060)	(14,227)	(6,833)	(48.0)
Noninterest income	233,688	180,299	53,389	29.6
Intangibles amortization	(31,957)	(35,528)	3,571	10.1
First Mercantile litigation	(20,695)	—	(20,695)	(100.0)
Employment contract terminations	(14,108)	—	(14,108)	(100.0)
Conversion/merger expenses	—	(4,940)	4,940	100.0
Cash operating expense	(305,623)	(259,131)	(46,492)	(17.9)

Income before income taxes (TE)	213,026	243,420	(30,394)	(12.5)
Income taxes	77,429	87,653	10,224	11.7

Net income	135,597	155,767	(20,170)	(12.9)
Conversion/merger expenses, net of tax	—	3,211	(3,211)	(100.0)
First Mercantile litigation, net of tax	13,452	—	13,452	100.0
Employment contract terminations, net of tax	9,170	—	9,170	100.0

Operating earnings	158,219	158,978	(759)	(.5)
Amortization of core deposit, net of tax	19,494	21,672	(2,178)	(10.0)

Operating cash earnings	$177,713	180,650	(2,937)	(1.6)

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Average Balance Sheet

(In Thousands)

	Three Months Ended		% Inc/(Decr)	Three Months Ended		% Inc/(Decr)
	6/30/2003	3/31/2003		6/30/2003	6/30/2002
Assets
Cash and due from banks	$422,653	398,564	6.0	422,653	436,473	(3.2)
Time deposits in other banks	5,742	9,575	(40.0)	5,742	22,411	(74.4)
Federal funds sold and other short-term investments	107,462	51,187	109.9	107,462	21,187	407.2
Investment securities (1)	6,674,537	5,706,704	17.0	6,674,537	5,197,443	28.4
Trading securities	120,999	87,496	38.3	120,999	89,229	35.6

Loans:
Commercial	3,492,900	3,350,959	4.2	3,492,900	3,062,154	14.1
Construction and commercial real estate	3,690,766	3,677,697.4		3,690,766	3,526,901	4.6
Mortgage (including loans held for sale)	1,159,296	1,601,618	(27.6)	1,159,296	1,663,703	(30.3)
Consumer	4,059,490	3,945,287	2.9	4,059,490	3,880,490	4.6
Revolving credit	78,142	76,939	1.6	78,142	68,573	14.0
Lease financing	133,952	136,528	(1.9)	133,952	133,716.2

Total loans	12,614,546	12,789,028	(1.4)	12,614,546	12,335,537	2.3
Allowance for loan losses	164,108	163,203.6		164,108	160,711	2.1

Net loans	12,450,438	12,625,825	(1.4)	12,450,438	12,174,826	2.3

Bank owned life insurance	231,397	228,214	1.4	231,397	217,458	6.4
Investment in First Market Bank	29,248	28,353	3.2	29,248	25,317	15.5
Premises and equipment	276,227	258,614	6.8	276,227	247,739	11.5
Goodwill	1,082,077	1,077,121.5		1,082,077	1,070,724	1.1
Core deposit intangibles	213,065	229,044	(7.0)	213,065	280,701	(24.1)
Other assets	559,550	591,745	(5.4)	559,550	449,796	24.4

Total assets	$22,173,395	21,292,442	4.1	22,173,395	20,233,304	9.6

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,375,641	2,140,299	11.0	2,375,641	1,923,408	23.5
Savings, NOW and money market accounts	5,765,351	5,684,696	1.4	5,765,351	5,800,664	(.6)
Jumbo and brokered certificates of deposit	2,032,881	1,796,198	13.2	2,032,881	1,533,119	32.6
Time deposits	4,915,988	4,909,848.1		4,915,988	4,681,751	5.0

Total deposits	15,089,861	14,531,041	3.8	15,089,861	13,938,942	8.3
Short-term borrowings	1,388,604	1,249,458	11.1	1,388,604	1,124,318	23.5
FHLB advances	2,197,173	2,056,896	6.8	2,197,173	1,949,166	12.7
Trust preferred securities and long-term debt	299,247	296,745.8		299,247	282,053	6.1
Other liabilities	495,573	462,456	7.2	495,573	408,906	21.2

Total liabilities	19,470,458	18,596,596	4.7	19,470,458	17,703,385	10.0

Stockholders' Equity
Common stock	409,257	410,541	(.3)	409,257	412,736	(.8)
Additional paid-in capital	1,735,104	1,749,408	(.8)	1,735,104	1,780,106	(2.5)
Retained earnings	512,491	485,214	5.6	512,491	344,678	48.7
Accumulated other comprehensive income	46,085	50,683	(9.1)	46,085	(7,601)	(706.3)

Total stockholders' equity	2,702,937	2,695,846.3		2,702,937	2,529,919	6.8

Total liabilities and stockholders' equity	$22,173,395	21,292,442	4.1	22,173,395	20,233,304	9.6

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets

(In Thousands)

	Three Months Ended
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Assets
Cash and due from banks	$422,653	398,564	419,601	418,062	436,473
Time deposits in other banks	5,742	9,575	8,491	5,475	22,411
Federal funds sold and other short-term investments	107,462	51,187	35,083	39,867	21,187
Investment securities (1)	6,674,537	5,706,704	5,382,247	5,310,350	5,197,443
Trading securities	120,999	87,496	70,464	75,782	89,229

Loans:
Commercial	3,492,900	3,350,959	3,246,050	3,164,303	3,062,154
Construction and commercial real estate	3,690,766	3,677,697	3,666,631	3,621,559	3,526,901
Mortgage (including loans held for sale)	1,159,296	1,601,618	1,734,853	1,670,716	1,663,703
Consumer	4,059,490	3,945,287	3,950,658	3,940,340	3,880,490
Revolving credit	78,142	76,939	73,195	70,419	68,573
Lease financing	133,952	136,528	132,434	132,738	133,716

Total loans	12,614,546	12,789,028	12,803,821	12,600,075	12,335,537
Allowance for loan losses	164,108	163,203	163,012	162,243	160,711

Net loans	12,450,438	12,625,825	12,640,809	12,437,832	12,174,826

Bank owned life insurance	231,397	228,214	224,742	221,185	217,458
Investment in First Market Bank	29,248	28,353	27,265	26,221	25,317
Premises and equipment	276,227	258,614	257,005	251,228	247,739
Goodwill	1,082,077	1,077,121	1,073,597	1,071,943	1,070,724
Core deposit intangibles	213,065	229,044	245,583	262,844	280,701
Other assets	559,550	591,745	596,126	518,885	449,796

Total assets	$22,173,395	21,292,442	20,981,013	20,639,674	20,233,304

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,375,641	2,140,299	2,120,154	1,989,040	1,923,408
Savings, NOW and money market accounts	5,765,351	5,684,696	5,601,106	5,591,451	5,800,664
Jumbo and brokered certificates of deposit	2,032,881	1,796,198	1,740,695	1,683,886	1,533,119
Time deposits	4,915,988	4,909,848	4,865,312	4,778,297	4,681,751

Total deposits	15,089,861	14,531,041	14,327,267	14,042,674	13,938,942
Short-term borrowings	1,388,604	1,249,458	1,134,553	1,192,955	1,124,318
FHLB advances	2,197,173	2,056,896	2,132,665	2,133,208	1,949,166
Trust preferred securities and long-term debt	299,247	296,745	285,003	281,684	282,053
Other liabilities	495,573	462,456	451,370	382,656	408,906

Total liabilities	19,470,458	18,596,596	18,330,858	18,033,177	17,703,385

Stockholders’ Equity
Common stock	409,257	410,541	410,722	412,517	412,736
Additional paid-in capital	1,735,104	1,749,408	1,752,110	1,773,722	1,780,106
Retained earnings	512,491	485,214	439,535	386,072	344,678
Accumulated other comprehensive income	46,085	50,683	47,788	34,186	(7,601)

Total stockholders’ equity	2,702,937	2,695,846	2,650,155	2,606,497	2,529,919

Total liabilities and stockholders’ equity	$22,173,395	21,292,442	20,981,013	20,639,674	20,233,304

Average assets	$22,173,395	21,292,442	20,981,013	20,639,674	20,233,304
Intangible assets	1,295,142	1,306,165	1,319,180	1,334,787	1,351,425

Average tangible assets	$20,878,253	19,986,277	19,661,833	19,304,887	18,881,879

Average stockholders’ equity	$2,702,937	2,695,846	2,650,155	2,606,497	2,529,919
Intangible assets	1,295,142	1,306,165	1,319,180	1,334,787	1,351,425

Average tangible stockholders’ equity	$1,407,795	1,389,681	1,330,975	1,271,710	1,178,494

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Average Balance Sheets

(In Thousands)

	Six Months Ended
	6/30/2003	6/30/2002	$ Change	% Change
Assets
Cash and due from banks	$410,675	454,467	(43,792)	(9.6)
Time deposits in other banks	7,648	25,256	(17,608)	(69.7)
Federal funds sold and other short-term investments	79,480	25,021	54,459	217.7
Investment securities (1)	6,193,294	5,014,627	1,178,667	23.5
Trading securities	104,340	82,513	21,827	26.5

Loans:
Commercial	3,422,322	3,025,204	397,118	13.1
Construction and commercial real estate	3,684,267	3,469,588	214,679	6.2
Mortgage (including loans held for sale)	1,379,235	1,726,981	(347,746)	(20.1)
Consumer	4,002,704	3,799,552	203,152	5.3
Revolving credit	77,544	67,040	10,504	15.7
Lease financing	135,233	134,457	776	—

Total loans	12,701,305	12,222,822	478,483	3.9
Allowance for loan losses	163,658	159,202	4,456	2.8

Net loans	12,537,647	12,063,620	474,027	3.9

Bank owned life insurance	229,814	215,737	14,077	6.5
Investment in First Market Bank	28,803	25,021	3,782	15.1
Premises and equipment	267,469	239,188	28,281	11.8
Goodwill	1,079,613	1,040,625	38,988	3.7
Core deposit intangibles	221,010	275,911	(54,901)	(19.9)
Other assets	575,559	430,499	145,060	33.7

Total assets	$21,735,352	19,892,485	1,842,867	9.3

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,258,620	1,835,344	423,276	23.1
Savings, NOW and money market accounts	5,725,246	5,643,359	81,887	1.5
Jumbo and brokered certificates of deposit	1,915,194	1,552,380	362,814	23.4
Time deposits	4,912,935	4,592,683	320,252	7.0

Total deposits	14,811,995	13,623,766	1,188,229	8.7
Short-term borrowings	1,319,415	1,048,208	271,207	25.9
FHLB advances	2,127,422	2,021,161	106,261	5.3
Trust preferred securities and long-term debt	298,003	282,052	15,951	5.7
Other liabilities	479,106	408,431	70,675	17.3

Total liabilities	19,035,941	17,383,618	1,652,323	9.5

Stockholders’ Equity
Common stock	409,896	412,117	(2,221)	(.5)
Additional paid-in capital	1,742,216	1,772,944	(30,728)	(1.7)
Retained earnings	498,928	321,416	177,512	55.2
Accumulated other comprehensive income	48,371	2,390	45,981	N/A

Total stockholders’ equity	2,699,411	2,508,867	190,544	7.6

Total liabilities and stockholders’ equity	$21,735,352	19,892,485	1,842,867	9.3

Average assets	$21,735,352	19,892,485	1,842,867	9.3
Intangible assets	1,300,623	1,316,536	(15,913)	(1.2)

Average tangible assets	$20,434,729	18,575,949	1,858,780	10.0

Average stockholders’ equity	$2,699,411	2,508,867	190,544	7.6
Intangible assets	1,300,623	1,316,536	(15,913)	(1.2)

Average tangible stockholders’ equity	$1,398,788	1,192,331	206,457	17.3

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter End of Period Balance Sheet

(In Thousands)

	As of		% Inc/(Decr)	As of		% Inc/(Decr)
	6/30/2003	3/31/2003		6/30/2003	6/30/2002
Assets
Cash and due from banks	$536,123	522,814	2.5	536,123	481,326	11.4
Time deposits in other banks	5,265	4,328	21.6	5,265	6,544	(19.5)
Federal funds sold and other short-term investments	160,383	42,899	273.9	160,383	105,932	51.4
Investment securities:
Available for sale	5,215,357	5,299,253	(1.6)	5,215,357	4,632,713	12.6
Held to maturity	1,540,860	1,295,609	18.9	1,540,860	839,542	83.5
Trading securities	105,923	80,842	31.0	105,923	110,427	(4.1)
Loans:
Commercial	3,570,337	3,403,217	4.9	3,570,337	3,114,754	14.6
Construction and commercial real estate	3,719,164	3,689,692.8		3,719,164	3,582,421	3.8
Mortgage (including loans held for sale)	1,282,062	1,017,221	26.0	1,282,062	1,658,905	(22.7)
Consumer	4,128,195	3,966,994	4.1	4,128,195	3,910,081	5.6
Revolving credit	79,437	76,616	3.7	79,437	69,388	14.5
Lease financing	130,698	135,126	(3.3)	130,698	134,481	(2.8)

Total loans	12,909,893	12,288,866	5.1	12,909,893	12,470,030	3.5
Allowance for loan losses	167,316	162,842	2.7	167,316	161,616	3.5

Net loans	12,742,577	12,126,024	5.1	12,742,577	12,308,414	3.5

Bank owned life insurance	233,452	230,228	1.4	233,452	219,542	6.3
Investment in First Market Bank	29,995	28,923	3.7	29,995	25,839	16.1
Premises and equipment	275,612	274,433.4		275,612	248,567	10.9
Goodwill	1,083,157	1,077,332.5		1,083,157	1,071,769	1.1
Core deposit intangibles	204,959	220,632	(7.1)	204,959	271,318	(24.5)
Other assets	546,328	518,668	5.3	546,328	490,235	11.4

Total assets	$22,679,991	21,721,985	4.4	22,679,991	20,812,168	9.0

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,657,291	2,383,806	11.5	2,657,291	2,051,963	29.5
Savings, NOW and money market accounts	5,849,113	5,795,400.9		5,849,113	5,732,415	2.0
Jumbo and brokered certificates of deposit	2,063,785	1,804,492	14.4	2,063,785	1,652,279	24.9
Time deposits	4,876,012	4,942,165	(1.3)	4,876,012	4,703,158	3.7

Total deposits	15,446,201	14,925,863	3.5	15,446,201	14,139,815	9.2
Short-term borrowings	1,465,425	1,351,105	8.5	1,465,425	1,352,416	8.4
FHLB advances	2,274,384	1,951,912	16.5	2,274,384	2,026,082	12.3
Trust preferred securities and long-term debt	295,049	300,127	(1.7)	295,049	282,108	4.6
Other liabilities	478,497	496,964	(3.7)	478,497	415,361	15.2

Total liabilities	19,959,556	19,025,971	4.9	19,959,556	18,215,782	9.6

Stockholders' Equity
Common stock	408,770	410,019	(.3)	408,770	412,835	(1.0)
Additional paid-in capital	1,730,367	1,743,146	(.7)	1,730,367	1,779,603	(2.8)
Retained earnings	533,462	496,783	7.4	533,462	369,912	44.2
Accumulated other comprehensive income	47,836	46,066	3.8	47,836	34,036	40.5

Total stockholders' equity	2,720,435	2,696,014.9		2,720,435	2,596,386	4.8

Total liabilities and stockholders' equity	$22,679,991	21,721,985	4.4	22,679,991	20,812,168	9.0

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter End of Period Balance Sheets

(In Thousands Except Share and Per Share Data)

	As of
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Assets
Cash and due from banks	$536,123	522,814	517,295	484,879	481,326
Time deposits in other banks	5,265	4,328	12,276	2,984	6,544
Federal funds sold and
other short-term investments	160,383	42,899	73,186	10,722	105,932
Investment securities:
Available for sale	5,215,357	5,299,253	4,777,009	4,512,627	4,632,713
Held to maturity	1,540,860	1,295,609	925,652	934,506	839,542
Trading securities	105,923	80,842	116,954	102,892	110,427

Loans:
Commercial	3,570,337	3,403,217	3,329,451	3,219,205	3,114,754
Construction and commercial real estate	3,719,164	3,689,692	3,655,671	3,668,588	3,582,421
Mortgage (including loans held for sale) (1)	1,282,062	1,017,221	1,798,326	1,685,122	1,658,905
Consumer	4,128,195	3,966,994	3,933,482	3,962,914	3,910,081
Revolving credit	79,437	76,616	74,463	71,805	69,388
Lease financing	130,698	135,126	132,547	132,929	134,481

Total loans	12,909,893	12,288,866	12,923,940	12,740,563	12,470,030
Allowance for loan losses	167,316	162,842	163,424	163,336	161,616

Net loans	12,742,577	12,126,024	12,760,516	12,577,227	12,308,414

Bank owned life insurance	233,452	230,228	227,051	223,425	219,542
Investment in First Market Bank	29,995	28,923	27,997	26,913	25,839
Premises and equipment	275,612	274,433	257,676	253,739	248,567
Goodwill	1,083,157	1,077,332	1,077,118	1,072,371	1,071,769
Core deposit intangibles	204,959	220,632	236,916	253,812	271,318
Other assets	546,328	518,668	462,470	487,634	490,235

Total assets	$22,679,991	21,721,985	21,472,116	20,943,731	20,812,168

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,657,291	2,383,806	2,241,833	2,185,954	2,051,963
Savings, NOW and money market accounts	5,849,113	5,795,400	5,666,407	5,558,221	5,732,415
Jumbo and brokered certificates of deposit	2,063,785	1,804,492	1,723,548	1,856,527	1,652,279
Time deposits	4,876,012	4,942,165	4,862,946	4,822,424	4,703,158

Total deposits	15,446,201	14,925,863	14,494,734	14,423,126	14,139,815
Short-term borrowings	1,465,425	1,351,105	1,452,764	1,012,128	1,352,416
FHLB advances	2,274,384	1,951,912	2,106,474	2,218,750	2,026,082
Trust preferred securities and long-term debt	295,049	300,127	296,707	279,112	282,108
Other liabilities	478,497	496,964	439,005	371,102	415,361

Total liabilities	19,959,556	19,025,971	18,789,684	18,304,218	18,215,782

Stockholders’ Equity
Common stock	408,770	410,019	410,816	411,536	412,835
Additional paid-in-capital	1,730,367	1,743,146	1,753,241	1,762,453	1,779,603
Retained earnings	533,462	496,783	467,641	417,769	369,912
Accumulated other comprehensive income	47,836	46,066	50,734	47,755	34,036

Total stockholders’ equity	2,720,435	2,696,014	2,682,432	2,639,513	2,596,386

Total liabilities and stockholders’ equity	$22,679,991	21,721,985	21,472,116	20,943,731	20,812,168

Total assets	$22,679,991	21,721,985	21,472,116	20,943,731	20,812,168
Intangible assets	1,288,116	1,297,964	1,314,034	1,326,183	1,343,087

Total tangible assets	$21,391,875	20,424,021	20,158,082	19,617,548	19,469,081

Total stockholders’ equity	$2,720,435	2,696,014	2,682,432	2,639,513	2,596,386
Intangible assets	1,288,116	1,297,964	1,314,034	1,326,183	1,343,087

Total tangible stockholders’ equity	$1,432,319	1,398,050	1,368,398	1,313,330	1,253,299

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The March 31, 2003 period end balances were reduced by approximately $646 million.

NATIONAL COMMERCE FINANCIAL CORPORATION

Rollforward of Stockholders’ Equity

Six Months ended June 30, 2003 and 2002

(In Thousands Except for Share Data)

	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders’ Equity
Balance January 1, 2002	205,058,713	$410,117	1,756,128	276,342	12,744	2,455,331

Net income	—	—	—	155,767	—	155,767

Restricted stock transactions, net	7,065	14	1,172	—	—	1,186

Options exercised, net of shares tendered	1,491,863	2,985	26,064	—	—	29,049

Shares repurchased and retired	(100,000)	(200)	(2,337)	—	—	(2,537)

Cash dividends ($.30 per share)	—	—	—	(62,197)	—	(62,197)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	98	98

Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	21,194	21,194

Other transactions, net	(40,377)	(81)	(1,424)	—	—	(1,505)

Total equity, June 30, 2002	206,417,264	$412,835	1,779,603	369,912	34,036	2,596,386

Total equity, January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432

Net income	—	—	—	135,597	—	135,597

Restricted stock transactions, net	1,693	3	1,258	—	—	1,261

Options exercised, net of shares tendered	472,596	947	5,607	—	—	6,554

Shares repurchased and retired	(1,474,300)	(2,949)	(29,272)	—	—	(32,221)

Cash dividends ($.34 per share)	—	—	—	(69,776)	—	(69,776)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(742)	(742)

Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	(1,955)	(1,955)

Change in unrealized loss on hedging instruments, net of applicable income taxes	—	—	—	—	(201)	(201)

Other transactions, net	(23,394)	(47)	(467)	—	—	(514)

Balance, June 30, 2003	204,384,778	$408,770	1,730,367	533,462	47,836	2,720,435

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended	% Inc/(Decr)	As Of And For The Three Months Ended	% Inc/(Decr)
6/30/03	3/31/03	6/30/03	6/30/02
Allowance For Loan Losses
Beginning balance	$162,842	163,424	(.4)	162,842	160,194	1.7
Charge-offs:
Commercial	(893)	(1,441)	(38.0)	(893)	(2,637)	(66.1)
Construction and commercial real estate	(84)	(141)	(40.4)	(84)	(37)	127.0
Secured by real estate	(1,375)	(727)	89.1	(1,375)	(985)	39.6
Consumer	(6,289)	(5,977)	5.2	(6,289)	(4,140)	51.9
Revolving credit	(1,133)	(941)	20.4	(1,133)	(926)	22.4
Lease financing	(605)	(53)	1041.5	(605)	(173)	249.7

Total charge-offs	(10,379)	(9,280)	11.8	(10,379)	(8,898)	16.6

Recoveries:
Commercial	261	273	(4.4)	261	150	74.0
Construction and commercial real estate	1	7	(85.7)	1	2	(50.0)
Secured by real estate	69	26	165.4	69	88	(21.6)
Consumer	824	931	(11.5)	824	1,096	(24.8)
Revolving credit	290	322	(9.9)	290	287	1.0
Lease financing	32	37	(13.5)	32	(16)	(300.0)

Total recoveries	1,477	1,596	(7.5)	1,477	1,607	(8.1)

Net charge-offs	(8,902)	(7,684)	15.9	(8,902)	(7,291)	22.1
Provision for loan losses	13,376	7,684	74.1	13,376	8,713	53.5
Changes from acquisitions (sales)	—	(582)	(100.0)	—	—	—

Ending balance	$167,316	162,842	2.7	167,316	161,616	3.5

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$20,151	19,833	1.6	20,151	17,676	14.0
Construction and commercial real estate	7,014	6,883	1.9	7,014	9,988	(29.8)
Secured by real estate	1,901	2,105	(9.7)	1,901	238	698.7
Consumer	3,227	2,004	61.0	3,227	1,588	103.2
Lease financing	1,550	2,013	(23.0)	1,550	975	59.0

Total nonperforming loans	33,843	32,838	3.1	33,843	30,465	11.1
Foreclosed real estate	23,961	22,981	4.3	23,961	24,634	(2.7)

Nonperforming loans and foreclosed real estate	57,804	55,819	3.6	57,804	55,099	4.9
Other repossessed assets	8,420	11,962	(29.6)	8,420	10,602	(20.6)

Nonperforming assets	$66,224	67,781	(2.3)	66,224	65,701.8

Ninety days past due and accruing	$51,761	56,104	(7.7)	51,761	52,351	(1.1)

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.07%	.14	.07	.33
Construction and commercial real estate	.01	.01	.01	.00
Secured by real estate	.45	.18	.45	.22
Consumer	.54	.52	.54	.31
Revolving credit	4.33	3.26	4.33	3.74
Lease financing	1.72	.05	1.72	.57
Net loans charged-off (annualized) to average loans	.28	.24	.28	.24
Nonperforming loans to total loans	.26	.27	.26	.24
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.45	.45	.45	.44
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.51	.55	.51	.53
Loan loss allowance to total loans	1.30	1.33	1.30	1.30
Loan loss allowance to loans (excluding loans held for sale)	1.35	1.37	1.35	1.31
Loan loss allowance to net charge-offs (annualized)	4.69	x	5.23	4.69	5.53
Loan loss allowance to nonperforming loans	4.94	4.96	4.94	5.30

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended
6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Allowance For Loan Losses
Beginning balance	$162,842	163,424	163,336	161,616	160,194
Charge-offs:
Commercial	(893)	(1,441)	(1,287)	(2,449)	(2,637)
Construction and commercial real estate	(84)	(141)	(123)	(126)	(37)
Secured by real estate	(1,375)	(727)	(951)	(666)	(985)
Consumer	(6,289)	(5,977)	(4,053)	(6,231)	(4,140)
Revolving credit	(1,133)	(941)	(1,255)	(955)	(926)
Lease financing	(605)	(53)	(708)	(249)	(173)

Total charge-offs	(10,379)	(9,280)	(8,377)	(10,676)	(8,898)

Recoveries:
Commercial	261	273	125	141	150
Construction and commercial real estate	1	7	—	6	2
Secured by real estate	69	26	49	119	88
Consumer	824	931	813	961	1,096
Revolving credit	290	322	231	179	287
Lease financing	32	37	38	—	(16)

Total recoveries	1,477	1,596	1,256	1,406	1,607

Net charge-offs	(8,902)	(7,684)	(7,121)	(9,270)	(7,291)
Provision for loan losses	13,376	7,684	7,127	10,990	8,713
Changes from acquisitions (sales)	—	(582)	82	—	—

Ending balance	$167,316	162,842	163,424	163,336	161,616

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$20,151	19,833	16,992	19,761	17,676
Construction and commercial real estate	7,014	6,883	8,531	6,976	9,988
Secured by real estate	1,901	2,105	2,261	278	238
Consumer	3,227	2,004	2,089	1,461	1,588
Lease financing	1,550	2,013	933	1,178	975

Total nonperforming loans	33,843	32,838	30,806	29,654	30,465
Foreclosed real estate	23,961	22,981	25,480	24,612	24,634

Nonperforming loans and foreclosed real estate	57,804	55,819	56,286	54,266	55,099
Other repossessed assets	8,420	11,962	9,285	9,688	10,602

Nonperforming assets	$66,224	67,781	65,571	63,954	65,701

Ninety days past due and accruing	51,761	56,104	56,384	49,803	52,351

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.07%	.14	.14	.29	.33
Construction and commercial real estate	.01	.01	.01	.01	.00
Secured by real estate	.45	.18	.21	.13	.22
Consumer	.54	.52	.33	.53	.31
Revolving credit	4.33	3.26	5.55	4.37	3.74
Lease financing	1.72	.05	2.01	.74	.57
Net loans charged-off (annualized) to average loans	.28	.24	.22	.29	.24
Nonperforming loans to total loans	.26	.27	.24	.23	.24
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.45	.45	.43	.43	.44
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.51	.55	.51	.50	.53
Loan loss allowance to total loans	1.30	1.33	1.26	1.28	1.30
Loan loss allowance to loans (excluding loans held for sale)	1.35	1.37	1.31	1.30	1.31
Loan loss allowance to net charge-offs (annualized)	4.69	x	5.23	5.78	4.44	5.53
Loan loss allowance to nonperforming loans	4.94	4.96	5.30	5.51	5.30

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Asset Quality

(In Thousands)

As Of And For The Six Months Ended	$ Change	% Inc/(Decr)
6/30/03	6/30/02
Allowance For Loan Losses
Beginning balance	$163,424	156,401	7,023	4.5
Charge-offs:
Commercial	(2,334)	(3,719)	1,385	(37.2)
Construction and commercial real estate	(225)	(135)	(90)	66.7
Secured by real estate	(2,102)	(1,868)	(234)	12.5
Consumer	(12,266)	(10,532)	(1,734)	16.5
Revolving credit	(2,074)	(1,870)	(204)	10.9
Lease financing	(658)	(341)	(317)	93.0

Total charge-offs	(19,659)	(18,465)	(1,194)	6.5

Recoveries:
Commercial	534	525	9	1.7
Construction and commercial real estate	8	2	6	300.0
Secured by real estate	95	92	3	3.3
Consumer	1,755	2,212	(457)	(20.7)
Revolving credit	612	509	103	20.2
Lease financing	69	6	63	1050.0

Total recoveries	3,073	3,346	(273)	(8.2)

Net charge-offs	(16,586)	(15,119)	(1,467)	9.7
Provision for loan losses	21,060	14,227	6,833	48.0
Changes from acquisitions (sales)	(582)	6,107	(6,689)	(109.5)

Ending balance	$167,316	161,616	5,700	3.5

Asset Quality Ratios
Net charge-offs by loan type:
Commercial	.11%	.21
Construction and commercial real estate	.01	.01
Secured by real estate	.29	.21
Consumer	.53	.44
Revolving credit	3.80	4.09
Lease financing	.88	.50
Net loans charged-off to average loans	.26	.25
Loan loss allowance to total loans	1.30	1.30
Loan loss allowance to net charge-offs	5.00	x	5.30

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	6/30/2003			3/31/2003			12/31/2002			9/30/2002			6/30/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans	$12,614,546	190,239	6.05%	12,789,028	199,861	6.32	12,803,821	214,799	6.67	12,600,075	217,482	6.86	12,335,537	218,856	7.11
Investment securities (1)	6,674,537	80,778	4.84	5,706,704	69,677	4.88	5,382,247	71,006	5.28	5,310,350	72,611	5.47	5,197,443	72,555	5.58
Trading securities	120,999	437	1.44	87,496	586	2.68	70,464	595	3.38	75,782	672	3.55	89,229	613	2.75
Time deposits in other banks	5,742	17	1.21	9,575	25	1.06	8,491	37	1.72	5,475	26	1.87	22,411	142	2.54
Federal funds sold and other short-term investments	107,462	340	1.27	51,187	167	1.33	35,083	162	1.85	39,867	191	1.90	21,187	128	2.43

Total earning assets	19,523,286	271,811	5.58	18,643,990	270,316	5.85	18,300,106	286,599	6.23	18,031,549	290,982	6.42	17,665,807	292,294	6.63

Non-earning assets:

Cash and due from banks	422,653			398,564			419,601			418,062			436,473
Bank owned life insurance	231,397			228,214			224,742			221,185			217,458
Investment in First Market Bank	29,248			28,353			27,265			26,221			25,317
Premises and equipment	276,227			258,614			257,005			251,228			247,739
Goodwill	1,082,077			1,077,121			1,073,597			1,071,943			1,070,724
Core deposit intangibles	213,065			229,044			245,583			262,844			280,701
Other assets, net	395,442			428,542			433,114			356,642			289,085

Total assets	$22,173,395			21,292,442			20,981,013			20,639,674			20,233,304

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,765,351	11,006.76%		5,684,696	11,957.85		5,601,106	14,036.99		5,591,451	15,605	1.11	5,800,664	18,527	1.28
Jumbo and brokered certificates of deposit	2,032,881	7,378	1.46	1,796,198	7,189	1.62	1,740,695	8,281	1.89	1,683,886	8,611	2.03	1,533,119	8,290	2.17
Time deposits	4,915,988	36,800	3.00	4,909,848	38,142	3.15	4,865,312	40,878	3.33	4,778,297	41,651	3.46	4,681,751	45,046	3.86

Total interest-bearing deposits	12,714,220	55,184	1.74	12,390,742	57,288	1.88	12,207,113	63,195	2.05	12,053,634	65,867	2.17	12,015,534	71,863	2.40
Short-term borrowings	1,388,604	4,698	1.37	1,249,458	4,368	1.40	1,134,553	4,463	1.56	1,192,955	5,393	1.79	1,124,318	4,461	1.59
FHLB advances	2,197,173	21,397	3.91	2,056,896	22,118	4.36	2,132,665	23,667	4.40	2,133,208	24,010	4.47	1,949,166	22,626	4.66
Trust preferred securities and long-term debt	299,247	2,133	2.81	296,745	2,160	2.95	285,003	2,458	3.45	281,684	2,410	3.42	282,053	2,474	3.51

Total interest-bearing liabilities	16,599,244	83,412	2.02	15,993,841	85,934	2.18	15,759,334	93,783	2.36	15,661,481	97,680	2.47	15,371,071	101,424	2.65

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,375,641			2,140,299			2,120,154			1,989,040			1,923,408
Other liabilities	495,573			462,456			451,370			382,656			408,906
Stockholders’ equity	2,702,937			2,695,846			2,650,155			2,606,497			2,529,919

Total liabilities and stockholders’ equity	$22,173,395			21,292,442			20,981,013			20,639,674			20,233,304

Net interest income and margin		$188,399	3.86%		184,382	3.98		192,816	4.20		193,302	4.27		190,870	4.33

Interest rate spread			3.56%			3.67			3.87			3.95			3.98

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Six Months Ended
	6/30/2003			6/30/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans	$12,701,305	390,100	6.19%	12,222,822	439,677	7.24
Investment securities (1)	6,193,294	150,455	4.86	5,014,627	141,056	5.63
Trading securities	104,340	1,023	1.96	82,513	1,055	2.56
Time deposits in other banks	7,648	42	1.11	25,256	310	2.47
Federal funds sold and other short-term investments	79,480	507	1.29	25,021	277	2.23

Total earning assets	19,086,067	542,127	5.71	17,370,239	582,375	6.74

Non-earning assets:
Cash and due from banks	410,675			454,467
Bank owned life insurance	229,814			215,737
Investment in First Market Bank	28,803			25,021
Premises and equipment	267,469			239,188
Goodwill	1,079,613			1,040,625
Core deposit intangibles	221,010			275,911
Other assets, net	411,901			271,297

Total assets	$21,735,352			19,892,485

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,725,246	22,963.81%		5,643,359	35,929	1.28
Jumbo and brokered certificates of deposit	1,915,194	14,567	1.53	1,552,380	17,108	2.22
Time deposits	4,912,935	74,942	3.08	4,592,683	93,660	4.11

Total interest-bearing deposits	12,553,375	112,472	1.81	11,788,422	146,697	2.51
Short-term borrowings	1,319,415	9,066	1.38	1,048,208	7,961	1.53
FHLB advances	2,127,422	43,515	4.12	2,021,161	45,815	4.57
Trust preferred securities and long-term debt	298,003	4,293	2.88	282,052	4,955	3.52

Total interest-bearing liabilities	16,298,215	169,346	2.09	15,139,843	205,428	2.74

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,258,620			1,835,344
Other liabilities	479,106			408,431
Stockholders’ equity	2,699,411			2,508,867

Total liabilities and stockholders’ equity	$21,735,352			19,892,485

Net interest income and margin		$372,781	3.92%		376,947	4.36

Interest rate spread			3.62%			4.00

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.